UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC 20549

                            FORM 8-K
                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
SEPTEMBER 25, 2000









                    AUDIOMONSTER ONLINE, INC.
     (Exact name of registrant as specified in its charter)







Nevada                000-24595                   88-0343832
(State of             (Commission           (I.R.S. Employer
organization)         File Number)       Identification No.)

47 Mall Drive, Suite 5, Commack, NY 11725
(Address of principal executive offices)

Registrant's telephone number, including area code (631) 864-1515



ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

On September 25, 2000, Registrant's newly formed wholly-owned subsidiary, AMOL Inc., a Delaware corporation ("AMOL"), entered into an Agreement and Plan of Merger (the "Agreement") with Lockwave, Inc., a Delaware corporation ("Lockwave") and the owner of all of the outstanding capital stock of Lockwave, Imojo, Inc., a Delaware corporation (the "Shareholder"). The Agreement was amended on January 24, 2001.

Prior to the consummation of the transactions contemplated by the Agreement, the Company had 50,000,000 authorized shares of common stock, $.001 par value per share, of which 13,945,000 were issued and outstanding. Pursuant to the Agreement as amended, for merger consideration the Company:
(i) issued 19,500,000 shares of its Common Stock to Shareholder in exchange for 1,000 shares of Lockwave's common stock, $.01 par value per share; and (ii) agreed to pay $2,000,000 in cash to Shareholder pursuant to a payment schedule set forth in the Amendment to the Agreement attached at Exhibit 2.2 hereto. Further, as a condition of closing, certain shareholders of the Company transferred their share ownership to Imojo Inc. for a total amount of 3,625,000 shares. The foregoing caused a change in the control of the Company.

On January 24, 2001, Gregory Corcoran resigned as the sole director and officer of the Company and Paul S. Steo was elected as the sole officer of the Company and to fill the vacancy on the Board of Directors. Thomas Massaro was also elected to serve as a director of the Company.

The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of the date of this filing by: (i) the Company's sole executive officer and its directors (ii) each person known to the Company who beneficially owns more than five percent (5%) of the Company's Common Stock; and (iv) the Company's sole officer and its directors as a group. All share ownership listed in the table is direct, unless otherwise indicated.

                                    Amount of       Percent
Name and Address of Beneficial     Shares Owned     of Class
Owner

Paul S. Steo (1)                        0              0%
47 Mall Drive
Commack, New York 11725

Thomas Massaro (1)                      0              0%
47 Mall Drive
Commack, New York 11725

Imojo Inc.                          24,125,000       64.7%
47 Mall Drive
Commack, New York 11725

Officers and Directors as a             0              0%
Group (2 persons)

(1) Neither Paul S. Steo nor Thomas Massaro have any equity ownership in Imojo Inc.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS

     a) Financial Statements of Lockwave, Inc. was filed with the Company's Form 8-K/A on December 11, 2000.

     b) Pro Forma Financial Statements was filed with the Company's Form 8-K/A on December 11, 2000.

     c)   Exhibits. The following exhibits are filed herewith.

          Number    Description

          2.1       Agreement and Plan of Merger dated
                    September 25, 2000, including exhibits.

          2.2 Amendment to Agreement and Plan of Merger dated January 24, 2001




                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.



                           AudioMonster Online, Inc.



                           By: /s/ Paul S. Steo
                              Paul S. Steo, President



                           Date: February 6, 2001